EXHIBIT 10.03

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary agreement No. 1 to the employment contract
No. 10 dated August 11, 2011

Moscow                                                                                                          March           02, 2015
(Place of conclusion the supplementary agreement)

Freedom Finance Investment Company Limited Liability Company,
(Full name of a legal entity in accordance with its Charter)

represented by its Financial Director, Mr. Povalishin Maxim Sergeyevich,
(title of authorized person; Full Name)

acting based on  Power of attorney n/n dated October 27, 2012, hereinafter referred to as the
«Employer», on the one hand, and Mr. Turlov Timur Ruslanovich,
(Full Name)

hereinafter referred to as the «Employee», on the other hand, have concluded this supplementary agreement to the employment contract dated August 11, 2011, No. 10 as follows:

1. In accordance with paragraph 4 of Close 57 of the Labor Code of the Russian Federation, the section (paragraphs, sub-closes) paragraph 3.1 of the employment contract regulating the wages payment shall be deemed to have lost force.

2. Insert into section (paragraphs, sub-closes) of the employment contract a section (paragraphs, sub-closes) stating:
«For the performance of duties stipulated by the terms hereof, the Employee is paid a salary for a title in the amount of 300,000.00 (three hundred thousand) rubles per month.»

3. This supplementary agreement is an integral part of the employment contract dated August 11, 2011, No. 10, is made in two copies having equal legal force. One counterpart is keeping by the Employer in the Employee’s personal data, the second by the Employee.

4. The employment contract alternations stipulated hereby come into force from March 02, 2015.

5. Supplementary agreement parties’ details

The Employer: Location: Facility 2, 23 bld., Trubnaya str., Moscow, 127051

The Employee: Mr. Turlov Timur Ruslanovich, passport series [***] issued by Department of the Federal Migration Service of Russia [***] on February 16, 2015, unit code: [***], registered at address: [***].

The Employer	The Employee

/s/ M.S. Povalishin	/s/ T.R. Turlov
Mr. M.S.Povalishin	Mr. T.R.Turlov
(signature and company seal)	(signature)

Translation of the company seal:
/ Limited Liability Company, Moscow
PNRN 1107746963785
Freedom Finance Investment Company/